                                                                EXHIBIT 10.28



                              SECOND AMENDMENT TO
                             BUSINESS LOAN AGREEMENT


         THIS SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT (the "Amendment") is made as of March 24, 2000, by and between GENOMIC SOLUTIONS INC., a Delaware corporation ("GSI"), GENOMIC SOLUTIONS, LTD., a United Kingdom corporation ("Genomic UK"), GENOMIC SOLUTIONS, K.K., a Japanese corporation ("Genomic Japan", and together with GSI and Genomic UK, the "Borrowers"), WHITE PINES LIMITED PARTNERSHIP I,a Michigan limited partnership "WPLP"), PACIFIC CAPITAL, L.P., a Delaware limited partnership ("Pacific"), and CHASE VENTURE CAPITAL ASSOCIATES, a California limited partnership ("Chase", and together with WPLP and Pacific, the "Requisite Lenders").

                                    RECITALS:

     A. Borrowers and Requisite Lenders are parties to a Business Loan Agreement dated April 23, 1999, as amended by the First Amendment to Business Loan Agreement dated October 28, 1999 (collectively, the "Loan Agreement"), pursuant to which, among other things, the Requisite Lenders and certain other persons (collectively, the "Lenders") advanced to Borrowers the sum of Six Million Dollars ($6,000,000"), evidenced by Promissory Notes delivered by Borrowers to Lenders (collectively, the "Promissory Notes").

     B. The Promissory Notes (the "Notes") are generally due and payable on April 23, 2004, but become due and payable on the settlement date following the effective date of a registration statement filed by GSI with the Securities and Exchange Commission (the "SEC") for a public offering and sale of securities of GSI, if such date precedes April 23, 2004. GSI has filed a registration statement with the SEC for a public offering and sale of its securities for an aggregate amount in excess of $50,000,000 (the "IPO") and has applied to have such securities listed on the Nasdaq National Market System. If GSI consummates the IPO and the securities sold in the IPO are listed on the Nasdaq National Market System, GSI would like to extend the due date of the Notes to the first anniversary of the date on which the IPO is consummated.

     C. GSI wishes to increase its existing line of credit loan with Comerica Bank (the "Bank") from $2,000,000 to $22,000,000, which amount constitutes Long-Term Debt under the Loan Agreement and would exceed the amount of Long-Term Debt which Borrowers may allow to exist under Section 9(a)(ii) of the Business Loan Agreement. GSI would like to amend Section 9(a)(ii) of the Loan Agreement to increase the amount of Long-Term Debt, which it may allow to exist by $22,000,000.

     D. Under Section 14(i) of the Loan Agreement, the Loan Agreement, any related document and any other agreement between the parties to the Loan Agreement, may be modified in a writing executed by Borrowers and Lenders owning not less than two-thirds of the warrants, or shares of GSI's common stock issued upon exercise of the warrants, issued pursuant to the Loan Agreement. Requisite Lenders own more than two-thirds of the warrants, or shares of GSI's common stock issued upon exercise of the warrants, issued pursuant to the Loan Agreement.

     E. Borrowers and Requisite Lenders have agreed to amend the Business Loan Agreement to allow GSI to increase the amount of Long-Term Debt which it may allow to exist by $22,000,000 and, if an IPO is consummated and the securities issued by GSI in the IPO is listed on the Nasdaq National Market System, to amend the Notes to extend the due date of the Notes to the first anniversary of the date on which the IPO is consummated, all upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Amendment of Loan Agreement. Section 9(a)(ii) is hereby amended in its entirety to read as follows:

                  "(ii) allow consolidated Long-Term Debt to be greater than $15,500,000 at any time during 1999, to be greater than $36,500,000 at any time during 2000, to be greater than 37,500,000 at any time during 2001, to be greater than 41,500,000 at any time during 2002 or 2003) or to be greater than 38,500,000 as of December 31, 2003) or at any time thereafter. "Long-Term Debt" shall mean the sum of (x) all bank debt, (y) all liabilities classified as long-term in accordance with generally accepted accounting principles, and (z) the current portion of any liabilities encompassed by "(y)"."

     2. Amendment to Notes. If GSI consummates the IPO and lists its securities on the Nasdaq National Market System, then, effective as of the date of the consummation of the IPO, the Notes shall be amended and restated in the form attached hereto as Exhibit A (the "Amended Notes"). Following the consummation of the IPO, Lenders shall surrender their Notes to Borrowers in exchange for the Amended Notes. From and after the date of the consummation of the IPO and until the Notes are surrendered and exchanged for the Amended Notes, the Notes shall entitle Lenders only to receive payments of principal, interest, fees and expenses as provided under the terms of the Amended Notes. Anything in this Amendment to the contrary notwithstanding, the obligation of Lenders to surrender the Notes in exchange for the Amended Notes shall be conditioned upon, and subject to, the execution and delivery by the Bank to Lenders of a First Amendment to Subordination Agreement in the form attached hereto as Exhibit B (the "Subordination Agreement Amendment"). Requisite Lenders hereby covenant and agree to execute and deliver the Subordination Agreement Amendment.

     3. Full Force and Effect. The Loan Agreement, as modified by this Amendment, remains in full force and effect.

     4. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Copies (whether facsimile, photostatic or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

          IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

                                       GENOMIC SOLUTIONS INC.


                                       By:  [SIG]
                                          --------------------------------
                                           Jeffrey S. Williams, President


                                       GENOMIC SOLUTIONS, LTD.


                                       By:  [SIG]
                                          --------------------------------

                                       Its: Chairman
                                           -------------------------------


                                       GENOMIC SOLUTIONS, K.K.


                                       By:  [SIG]
                                          --------------------------------

                                       Its: Director
                                           -------------------------------

                                       WHITE PINES LIMITED
                                       PARTNERSHIP I
                                       By: White Pines G.P., L.L.C., its general
                                           partner


                                       By:
                                          --------------------------------
                                           Frederick L. Yocum, Chairman


                                       PACIFIC CAPITAL, L.P.
                                       By: WP Pacific G.P., L.L.C., a general
                                           partner

                                       By:
                                          --------------------------------
                                           Frederick L. Yocum, Chairman

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.



                                  GENOMIC SOLUTIONS INC.


                                  By:
                                     ---------------------------------
                                     Jeffrey S. Williams, President



                                  GENOMIC SOLUTIONS, LTD.


                                  By:
                                     ---------------------------------
                                  Its:
                                      --------------------------------




                                  GENOMIC SOLUTIONS, K.K.


                                  By:
                                     ---------------------------------
                                  Its:
                                      --------------------------------



                                  WHITE PINES LIMITED
                                  PARTNERSHIP I


                                  By:    White Pines G.P., L.L.C., its general
                                         partner



                                  By: /s/ Frederick L. Yocum
                                     ---------------------------------
                                          Frederick L. Yocum, Chairman



                                  PACIFIC CAPITAL, L.P.


                                  By:    WP Pacific G.P., L.L.C., a general
                                         partner


                                  By: /s/ Frederick L. Yocum
                                     ---------------------------------
                                          Frederick L. Yocum, Chairman

                                                CHASE VENTURE CAPITAL
                                                ASSOCIATES



                                                By:   [SIG]
                                                   -----------------------


                                                Its:   General Partner
                                                     ---------------------

                                    EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$                                                            Ann Arbor, Michigan
 ----------                                                             ,2000
                                                             -----------

          FOR VALUE RECEIVED, Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton
Socon, St. Neots, Cambridgeshire, England PE193TP and Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan, jointly and severally, hereinafter collectively referred to as "Borrower", promise to pay to the order of
          , hereinafter called the "Lender" or holder, the sum of
($        ) dollars in lawful money of the United States of America, with interest at the rate of twelve percent (12.0%) per annum on all sums at any time
unpaid, at                        or at such other place as the holder hereof
may designate by written notice to the Borrower, with interest from the date of the disbursement of the loan, until paid.

          Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing June 30, 2000. On each interest payment date, (i) 7/12ths of the interest payable on such date shall be paid in cash, and (ii) 5/12ths of the interest payable on such date shall be paid by the issuance to Lender of a number of shares of common stock of Parent equal to the amount of such interest divided by the Minimum Company Value, provided that on each scheduled interest payment date, Lender may upon ten (10) days, prior written notice to Parent elect not to receive such payment in shares of common stock of Parent and instead elect to defer payment of 5/12ths of the interest due on such scheduled interest payment date, which amount shall then be added to the outstanding principal balance of this Note with effect as of such payment date. Interest shall be calculated on a 365 day basis on the unpaid principal balance for the actual days outstanding. For purposes of the foregoing, "Minimum Company Value" shall be the same amount determined as the Minimum Company Value in accordance with the provisions of the Warrants attached to the Loan Agreement (defined below) as Exhibit B (initially $5.00 per share).

         The entire unpaid principal balance plus accrued interest and all other Indebtedness shall be due and payable on the earliest of (i) the first anniversary of this Note, (ii) the date on which (A) Parent's cash and cash equivalents fall below $40.0 million, or (B) Parent's board of directors authorizes any action which would cause Parent's cash and cash equivalents to fall below $40.0 million, (iii) the effective date, immediately after the effective time, of any merger or consolidation of Parent, (iv) a transfer of more than 50% of the issued and outstanding common stock of Parent (if immediately after the transfer the transferee has control of Parent), or (v) a sale of substantially all of the assets of Parent.

         Until all indebtedness of Borrower to Lender under this Note has been paid in full, Parent shall furnish to Lender monthly on or before the 5th business day of each month during the term of this Note a statement setting forth Parent's cash and cash equivalents as of the last day of the preceding month. If at any time during the term of this Note Parent's cash and cash equivalents fall below $42.0 million, then, until such time as Parent's cash and cash equivalents equal or exceed $42.0 million, Parent shall furnish to Lender by the close of business on each Wednesday a statement setting forth Parent's cash and cash equivalents as of the last day of the preceding week.

         This Note, together with the Amended and Restated Promissory Notes of even date herewith (the "Other Notes") executed and delivered by Borrower to the other Lenders, as such term is defined in the Loan Agreement (the "April Lenders"), amends and restates the Promissory Notes dated as of April 23, 1999, delivered by Borrower to the April Lenders (the "Original Notes"). This Note and the Other Notes do not constitute the extinguishment of the debt evidenced by the Original Notes, but represent a renewal of the Original Notes. Any amount outstanding under the Original Notes, as of the effective date of this Note, shall constitute an advance under this Note and the Other Notes.

         Parent granted to Lender a security interest in or lien upon all assets of Parent as described in the Security Agreement and Assignment and Pledge Agreement dated April 23, 1999 as security for the payment of the Promissory Note dated April 23, 1999 delivered by the Borrower to the Lender. Such security interest and lien continue to secure this Note. Borrower may hereafter grant a security interest in or lien upon other assets as may be described in any other security agreement, mortgage, or other document executed at any time by the Borrower and delivered to the Lender (herein collectively termed "Collateral") as security for the payment of this Note, and for the payment of all other liabilities, whether direct, indirect, absolute or contingent, now or hereafter existing, due to become due, several or otherwise, of the Borrower to the Lender under the Loan Documents (as defined in the Loan Agreement) (herein termed "Indebtedness").

         Upon an event of default under any security agreement, the Business Loan Agreement dated April 23, 1999 between Lender, Borrower and others, as amended by the First Amendment to Business Loan Agreement dated of even date herewith, by and among the same parties (collectively, the "Loan Agreement"), or any document given in connection with the Collateral, which event of default is not cured within any applicable grace period, (i) this Note and all Indebtedness shall, at the option of the Lender, become immediately due and payable in full without notice, presentation or demand for payment, all such being hereby waived by the Borrower and in such event, it is agreed that the Lender may exercise all rights and remedies available to it under any security agreement, hypothecation agreement, Loan Agreement, or other agreement relating to or otherwise securing any of the Indebtedness or, which may be available to Lender under the Uniform Commercial Code as in effect in the State of Michigan or other applicable law, and (ii) this Note shall thereafter bear interest at the rate of sixteen percent (16%) per annum until such default is cured. Delay or forbearance by the Lender in the exercise of any right granted hereunder shall not operate as a waiver thereof.

         A late payment fee in the amount of five percent (5.0%) of the installment due and owing will be assessed against the Borrower in the event the payment required hereunder is received by the Lender more than ten (10) days after the due date.

         Provided that all interest payments on this Note shall then be current, Borrower may prepay this Note in whole at any time or in part from time to time. This Note is one of various promissory notes executed and delivered by Borrower pursuant to the Loan Agreement. Borrower shall not prepay this Note in whole or in part unless Borrower shall concurrently prepay in whole or a prorata part of all other promissory notes originally executed and delivered by Borrower on the same date as this Note.

         Notwithstanding any provision to the contrary, it is the intent of the Lender and Borrower that neither the Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged, or reserved until such time as that interest, together with all other interest then payable, falls within the applicable maximum lawful rate of interest. In the event the Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to the Borrower.

         Borrower hereby waives presentment, demand, protest and notice of dishonor and agrees that Borrower shall not be released or discharged by reason of any release, sale or non-action with respect to the Collateral or other undertakings securing this Note.

         The security rights of Lender and its assigns shall not be impaired by Lender's sale, hypothecation, or rehypothecation of any Note of the Borrower or any item of the Collateral, or by any indulgence, including but not limited to:
i) any renewal, extension, or modification which Lender may grant with respect to the Indebtedness or any part thereof, (ii) any surrender, compromise, release, renewal, extension, exchange, or substitution which Lender may grant in respect to the Collateral, or (iii) any indulgence granted in respect of any endorser, co-maker, guarantor or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, any guarantee, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all Loan Documents of the undersigned to Lender, as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Note and in the Loan Documents.

         This Note shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan without regard to its conflict of laws principles. Borrower expressly submits to the jurisdiction and venue in the Federal or state courts of the State of Michigan by process served by mail on Borrower at the address set forth above.

         This Note has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

         IN WITNESS WHEREOF, this Note has been executed by the duly authorized officers of the Borrower.

                                           GENOMIC SOLUTIONS INC.

                                           By:
                                              ----------------------------------
                                                  Jeffrey S. Williams, President

                                           GENOMIC SOLUTIONS, LTD

                                           By:
                                              ----------------------------------

                                           Its:
                                              ----------------------------------

                                           GENOMIC SOLUTIONS, K.K.

                                           By:
                                              ----------------------------------

                                           Its:
                                              ----------------------------------

                                                                       EXHIBIT B


                  AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT

         This Amendment No. 1 to Subordination Agreement (this "Amendment") is made as of March 24, 2000 by and among the Genomic Solutions, Inc., Genomic Solutions, Ltd. and Genomic Solutions K.K., (each, a "Borrower") and, together, (the "Borrowers"), the parties listed on the signature pages hereto as Creditors (each "Creditor") and collectively ("Creditors") and Comerica Bank ("Bank").

                                    RECITALS

A. The parties have entered into the Subordination Agreement dated as of April 23, 1999 (the "Subordination Agreement").

B. The parties wish to amend the Subordination Agreement as provided herein.

         THEREFORE, in consideration of the recitals, and other valuable consideration, the receipt and sufficiency of which is acknowledge, Bank, Borrowers and Creditors agree as follows:

1. The proviso following the phrase (the "Senior Indebtedness") in the tenth line of Section 1 of the Subordination Agreement is amended to read:

         provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of the sum of (a) an amount equal to $3,000,000 during the calendar year 1999, $6,000,000 during the calendar year 2000, $7,000,000 during the calendar year 2001 and $8,000,000 during the calendar year 2002 and thereafter, plus (b) the aggregate principal amount of all indebtedness owing from time to time from the Borrower to the Bank secured by cash and/or cash equivalents to the extent such indebtedness is paid or satisfied by such cash and/or cash equivalents.

1. Section 20 of the Subordination Agreement is amended to add the following additional subsection 20G.

          G. Notwithstanding anything to the contrary in this Agreement, if the Borrower closes an initial public offering on or before June 1, 2001 pursuant to the Registration Statement filed with the Securities and Exchange Commission and proceeds of that initial public offering exceed $50,000,000 (an "IPO"), then Creditors may ask for, demand, sue for, take or receive from Borrowers the full outstanding principal balance of the Notes notwithstanding whether a Standstill Notice has been given to Creditors.

2. After an IPO, evidence of the Subordinated Indebtedness shall no longer be required to contain the restrictive legend set forth in the second sentence of Section 6 of the Subordination Agreement.

3. Except as amended by this Amendment, the terms of Subordination Agreement shall remain in full force and effect.

         Executed as of the date first written above.

                    [Signatures begin on the following page]

WHITE PINES LIMITED PARTNERSHIP I
By:  White Pines G.P., L.L.C. its general
     partner

By:
   --------------------------------------
     Frederick L. Yocum, Chairman

PACIFIC CAPITAL, L.P.
By:  WP Pacific G.P., L.L.C., a general
     partner

By:
   --------------------------------------
     Frederick L. Yocum, Chairman

COMERICA BANK                                       BANK'S ADDRESS:

By:                                                 500 Woodward Avenue
   ----------------------------                     Detroit, MI 48226

Its:
   ----------------------------

                            BORROWER'S ACKNOWLEDGMENT

The undersigned ("Borrowers") accept notice of the subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon my breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrowers.

GENOMIC SOLUTIONS, INC.                             BORROWERS' ADDRESS

By:                                                 4355 Varsity Drive
   ----------------------------                     Ann Arbor, MI 48108

Its:
   ----------------------------

GENOMIC SOLUTIONS, LTD

By:
   ----------------------------

Its:
   ----------------------------

GENOMIC SOLUTIONS, K.K.

By:
   ----------------------------

Its:
   ----------------------------